SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 27, 2007

                              FUTURA PICTURES, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


       333-123611                                         56-2495218
(Commission File Number)                       (IRS Employer Identification No.)


             17337 Ventura Blvd., Ste. 208 Encino, California 91316
               (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code: (818) 784-0040

             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

PRODUCTION AGREEMENT

         On December 27, 2007, Futura Pictures, Inc. (the "Registrant") entered into a Production Agreement (the "Agreement") with the Hathaway Group to develop and produce a one hour television documentary (the "Project"). The material terms of the Agreement are: (a) Registrant will receive $150,000 as total compensation for writing, shooting, producing, editing, and in all respects completing the Project in accordance with standard television broadcast specifications; (b) upon signing the Agreement, Registrant will receive the initial payment of $25,000, with the balance to be paid in accordance with the Agreement's materials delivery schedule; (c) Registrant shall supervise and be responsible for the entire production work, and shall arrange and pay for all materials and labor required to complete the Project; and, (d) Registrant shall submit a script for the Project no later than March 31, 2008, for review and approval, and complete the Project no later than December 31, 2008. A copy of the Agreement is being filed as Exhibit 10.1 to this Current Report.

         Registrant commenced production of the Project tentatively entitled, HISTORY IGNORED. This one hour television program explores the similarities between Vietnam and the present conflict in Iraq. The Project will examine the lessons that should have been learned from the Vietnam War which could have been applied in the decision making process leading up to the current war in Iraq. The Project further explores why, in both cases, the United States had overwhelming military power but was unable to turn that into any political advantage, and the parallels between the two Secretaries of Defense, Robert S McNamara and Donald H. Rumsfeld each of whom were handed enormous power to manage these conflicts.

ITEM 5.06         CHANGE IN SHELL COMPANY STATUS

         The Registrant was a "shell company" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) immediately before the signing of the above described Agreement. As a result of that transaction, the Registrant initiated operations necessary to fulfill its obligations pursuant to the agreement. As a result of that transaction, the Registrant received the initial payment of $25,000, and has initiated operations necessary to fulfill its obligations pursuant to the agreement. As a result, Registrant has determined that these recent developments have caused it to cease being a shell company. For information about the Agreement, please see the information set forth above under Item 1.01, and Exhibit 10.1 to this Current Report.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         d)       Exhibits

                  10.1     Production Agreement


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FUTURA PICTURES, INC.,
                                             A Delaware corporation (Registrant)

Date: January 3, 2008
                                             BY: /s/ Buddy Young
                                                 -------------------------------
                                                 BUDDY YOUNG, Chief Executive
                                                 Officer


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